UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 2, 2007

                          RAFAELLA APPAREL GROUP, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                  333-138342                 20-2745750
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)        (IRS EMPLOYER
       OF INCORPORATION)                                     IDENTIFICATION NO.)


                                  1411 BROADWAY
                            NEW YORK, NEW YORK 10018

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 403-0300

                                       N/A

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 2, 2007, the Board of Directors (the "Board") of Rafaella Apparel Group, Inc. ("Rafaella") accepted the resignation of Vanessa Castagna from her position as a member of the Board and the Audit Committee of the Board. There was no disagreement between the parties resulting in or regarding the resignation and Ms. Castagna did not furnish Rafaella with any written correspondence concerning the circumstances surrounding her resignation.

                                   SIGNATURES

      The Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RAFAELLA APPAREL GROUP, INC.

Date: March 6, 2007                   By:   /s/ Chad J. Spooner
                                            ---------------------------
                                            Chad J. Spooner
                                            Chief Financial Officer